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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2005

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                   000-51166                38-3423227
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)


 1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           231-780-1800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.


         On June 27, 2005, John L. Hilt, a member of the Boards of Directors of Community Shores Bank Corporation (the "Company") and its wholly-owned subsidiary, Community Shores Bank (the "Bank"), advised the Company and the Bank that he is resigning from both Boards of Directors, effective June 30, 2005.

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMUNITY SHORES BANK CORPORATION

                              By:      /S/ TRACEY A. WELSH
                                 -----------------------------------------------
                                       Tracey A. Welsh
                                       Senior Vice President,
                                       Chief Financial Officer and Treasurer


Date:  June 29, 2005











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